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                                                                   Exhibit 10.11
                                                                       3rd Floor







                                     LEASE


                               Dated Sept 7 1999


                                    between


                                AMBERJACK, LTD.
                                   "LANDLORD"


                    and Integrated Information Systems, Inc.
                                    "TENANT"


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                                 INDEX TO LEASE
Section                                                                    Page

     1. TERM......................................................           3
     2. RENT......................................................           3
     3. OPERATING EXPENSES........................................           4
     4. PARKING...................................................           6
     5. SECURITY DEPOSIT..........................................           7
     6. REPAIRS...................................................           7
     7. IMPROVEMENTS AND ALTERATIONS..............................           7
     8. LIENS.....................................................           8
     9. USE OF PREMISES...........................................           8
    10. LANDLORD SERVICES.........................................           9
    11. RULES AND REGULATIONS.....................................           9
    12. TAXES.....................................................           9
    13. SUBSTITUTED PREMISES......................................           9
    14. UNTENANTABILITY...........................................           10
    15. EMINENT DOMAIN............................................           10
    16. ASSIGNMENT AND SUBLEASE...................................           10
    17. ACCESS....................................................           11
    18. SUBORDINATION AND ATTORNMENT..............................           11
    19. SALE......................................................           12
    20. INDEMNIFICATION OF LANDLORD...............................           12
    21. TENANTS INSURANCE.........................................           13
    22. ATTORNEY'S FEES...........................................           14
    23. WAIVER....................................................           14
    24. NOTICES...................................................           14
    25. INSOLVENCY OR BANKRUPTCY..................................           15
    26. DEFAULT...................................................           15
    27. INTEREST ON TENANTS OBLIGATIONS...........................           16
    28. HOLDING OVER..............................................           16
    29. TIME......................................................           16
    30. BROKERS...................................................           16
    31. RECORDATION...............................................           16
    32. BUILDING NAME.............................................           17
    33. SIGNS.....................................................           17
    34. CHOICE OF LAW.............................................           17
    35. ESTOPPEL CERTIFICATE OF THREE-PARTY AGREEMENT.............           17
    36. ADDITIONAL CONSTRUCTION...................................           17
    37. DEFINED TERMS AND MARGINAL HEADINGS.......................           17
    38. HAZARDOUS SUBSTANCES......................................           18

     EXHIBIT "A" - DEPICTION OF LEASED PREMISES
     EXHIBIT "B" - SPACE PLAN
     EXHIBIT "C" - STANDARDS FOR UTILITIES AND SERVICES
     EXHIBIT "D" - RULES AND REGULATIONS
     EXHIBIT "E" - INTERIOR IMPROVEMENT SPECIFICATIONS
     EXHIBIT "F" - TELECOMMUNICATIONS REQUIREMENTS
     EXHIBIT "G" - JANITORIAL SPECIFICATIONS

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     THIS LEASE made this 7th day of September 1999, between AmberJack, Ltd.
(hereinafter called "Landlord"), and Integrated Information Systems (hereinafter called "Tenant").

     For and in consideration of the rents, covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby agrees to lease from Landlord those certain premises (the "Leased Premises"), commonly described as Suite No. 300 and more particularly shown on Exhibit "A" to this Lease, in that certain building located at 2625 South Plaza Drive (the "Building") in the City of Tempe, County of Maricopa, and State of Arizona. Said leasing is upon and subject to the terms, covenants and conditions set forth in this Lease. Tenant agrees, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed. Tenant further agrees that this Lease is made upon the condition of such performance.

1.   TERM

     (a) The term of this Lease shall be 60 months (unless sooner terminated as herein provided), which is projected by Landlord to commence on the 1st day of November, 1999 (the "Commencement Date"), and expire on the 31st day of October, 2004.

     (b)  If the Landlord is unable to deliver possession of the Leased
Premises within 90 days of the projected Commencement Date, this Lease shall be voidable at Tenant's option. In no event shall Tenant be liable for any rent until such time as Landlord can and does deliver possession of the Leased Premises to Tenant. The date upon which Landlord can and does deliver possession of the Leased Premises to Tenant shall be the Commencement Date of this Lease. If delivery of possession occurs on other than the first day of a calendar month, rental for the remainder of that month shall be paid by Tenant on a pro rata basis.

2.   RENT

     Tenant agrees to pay as base rent the sum of forty six thousand eight hundred eighty eight 13/100 dollars ($46,888.13) per month for each and every month of this Lease (the "Base Monthly Rent"), subject to adjustment, as provided in paragraph 3 hereof, payable in advance on the first day of each month, without offset, commencing with the Commencement Date of this Lease. In addition to Base Monthly Rent, all other sums of any type or kind required to be paid by Tenant under this Lease to Landlord shall be deemed to be additional rent, whether or not the same may be designated as such herein.

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3. OPERATING EXPENSES

     (a) If the annual Operating Expenses of the Building exceed the Base Operating Expenses, Tenant shall pay, in addition to the Base Monthly Rent, Tenant's proportionate share of the Operating Expenses of the Building in excess of the Base Operating Expenses based on Tenant's Percentage.

     (b) As used in this Section, the following defined terms shall have the following meanings:

          (i) "Base Operating Expenses" shall mean total "operating expenses" for calendar year 2000.

          (ii) "Operating Expenses" means, in a calendar year, all costs and expenses incurred by or on behalf of the Landlord for the operation, administration, protection, cleaning, repair and maintenance of the Building, the parking structure serving the Building (the "Parking Garage"), and the site on which the Building and Parking Garage are located (the "Site"), and which shall include without limitation, the following:

                    (A) the salary and wages (including cost of uniforms and worker's compensation and unemployment insurance, vacation pay, pension and retirement benefits, health care, and other fringe benefits, whether statutory or otherwise) of employees of the Landlord that are employed in the operation, maintenance, repair and administration of the Building, the Parking Garage, and the Site;

                    (B) the cost of goods, services, equipment and supplies used in the operation, maintenance, repair and administration of the Building, the Parking Garage, and the Site including the heating, ventilating and air conditioning costs, electricity or any other energy supplied to the Building, the Parking Garage, and the Site elevator maintenance and operation, and service contracts;

                    (C) all real estate taxes, and general or special assessments that may be levied, charged, or assessed against the Building, the Parking Garage or the Site and all property owner's association dues, fees, assessments or other charges, if any;

                    (D) all charges for public services and utilities, including water, natural gas, sewer, electrical power, or any energy supplied or used in the Building, the Parking Garage,or on the Site and for all services performed by any utility company in connection with such utilities;

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          (E)  the expense for gardening, landscaping, repainting, rental of signs and equipment, lighting, sanitary control and garbage removal, curbing and fencing maintenance, glass maintenance and window cleaning;

          (F) the cost of the Landlord's insurance in types and amounts as may reasonably be carried by a prudent owner, or as required by any lender of Landlord,

          (G) cost of each "Major Expenditure" (as hereinafter defined) as amortized over the period of the economic life of the Major Expenditure, but not to exceed fifteen (15) years, using equal monthly installments of principal and interest at the rate announced by Wells Fargo Bank as its prime rate at the time of expenditure, plus one-half percent (1/2%) where "Major Expenditure" shall mean any single expenditure incurred during or subsequent to the calendar year in which the Lease commences, for modifications or additions to the Building, the Parking Garage, or the Site if one of the principal purposes of such modification or addition was to reduce energy consumption or operating expenses, or was required by governmental law or regulations; and

          (H) an administrative or property management fee. The property management fee shall be three percent (3%) of the gross collected rents from the Building, the Parking Garage and the Site. The salaries and wages of those persons referred to in subparagraph 3(b)(ii)(A) are not deemed to be part of the property management services for purposes of the limitation contained in this subparagraph.

(iii) If, in any such calendar year the average Building occupancy is less than ninety-five percent (95%) of the rentable area thereof during the entire calendar year, "Operating Expenses" shall mean the amount obtained by adjusting the actual Operating Expenses that vary with occupancy for such calendar year as if the Building had been ninety-five percent (95%) occupied during the whole of such calendar year.

(iv) "Tenant's Percentage" means the percentage determined by converting a fraction, the numerator of which is the rentable area of the Leased Premises from time to time, and the denominator of which is the total rentable area of the Building from time to time. Landlord and Tenant acknowledge that Tenant's Percentage as of the Commencement Date is twenty five point forty eight percent (25.48%) and is based on the actual rentable area of the Leased Premises and rentable area of the Building as of the Commencement Date.


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     (c)  Landlord shall, each year during the term of this Lease, deliver to
Tenant a statement of estimated Operating Expenses for the following calendar year. If the estimated Operating Expenses are projected to exceed the Base Operating Expenses, Tenant shall pay to Landlord with each payment of the Base Monthly Rent, as additional rent hereunder, an amount equal to one-twelfth (1/12) of the estimated Operating Expenses for such calendar year (less the Base Operating Expenses) multiplied by the Tenant's Percentage.

(d) Landlord shall, each year during the term of this Lease, deliver to Tenant a statement of the actual Operating Expenses for the preceding calendar year, but Landlord's failure to deliver such statement shall not preclude Landlord's recovery of Operating Expenses. If the actual Operating Expenses for a calendar year exceed the Base Operating Expenses for such calendar year, Tenant shall, upon the receipt of such statement, pay to Landlord an amount equal to the actual Operating Expenses (less the Base Operating Expenses) multiplied by the Tenant's Percentage; provided, however, that payments by Tenant, if any, of estimated Operating Expenses pursuant to this Section 3 shall be credited against the amount due. The actual Operating Expenses shall be prorated, if applicable, in the case of the first and last years of the term of the Lease. If the actual Operating Expenses for such calendar year are greater than the Base Operating Expenses but are less than the estimated Operating Expenses for such calendar year collected by Landlord pursuant to this Section 3; then Tenant shall receive a credit against future monthly payments of Tenant's Percentage of estimated Operating Expenses in an amount equal to the excess of Tenant's Percentage of estimated Operating Expenses.

     (e) Notwithstanding anything to the contrary contained herein, the amount of rent payable under this Lease shall never be less than the Base Monthly Rent.

4.   PARKING

     (a) Tenant shall be allocated in the Parking Garage 84 covered reserved spaces. The charge for the covered reserved spaces shall be no charge. Landlord will provide reasonable means of identifying and controlling vehicles authorized to be parked in the reserved and unreserved areas of the Parking Garage. Landlord may make, modify and enforce rules and regulations. Landlord shall maintain a total parking supply of 5 spaces per 1,000 rentable square feet of Leased Premises.


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5. SECURITY DEPOSIT

     (A) Tenant has paid Landlord at the execution hereof, the sum of One hundred twenty five thousand & 0/100 ($125,000) as security for the full and faithful performance and observance by Tenant of all the covenants and conditions on Tenant's part to be performed and observed in this Lease as well as in all extensions and renewals hereof. Such deposit shall be returned to Tenant at the termination of this Lease if Tenant has discharged its obligations to Landlord in full. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest thereon. In the event of any default by Tenant, Landlord may apply or retain all or any part of such security deposit to cure any default or to reimburse Landlord for any sum Landlord may spend by reason of default. In the event of such a default the Landlord's election to utilize all or any part of said security deposit, Tenant shall, upon written notice from Landlord, forthwith deposit with Landlord such sum as is necessary to replenish said security deposit to the amount specified above.

     (b) See Addendum

6. REPAIRS

     (a) Landlord shall maintain in good sanitary and neat condition the structural parts of the Building, including the foundations, bearing and exterior walls, sub-flooring and roof, and exterior doors, windows, corridors, and other common areas and shall keep all Building equipment such as elevators, plumbing, heating, air conditioning and similar equipment in good condition and repair.

     (b) By taking possession of the Leased Premises, Tenant accepts the Leased Premises as being in the condition in which Landlord is obligated to deliver them, excluding typical and traditional "punch list" items that arise by reason of the improvements described on Exhibit "E," if any. Tenant agrees that it will (i) make all repairs to the Leased Premises not required to be made by the Landlord, (ii) pay for any repairs to the Leased Premises or the Building made necessary by any negligence, carelessness or intentional acts of Tenant or its employees or persons permitted in the Building by Tenant, and (iii) maintain the Leased Premises in a safe, clean, neat and sanitary condition, reasonable wear and tear excluded.

7. IMPROVEMENTS AND ALTERATIONS

     See Addendum

     (b) The tenant shall not make any alterations, improvements or additions to the Leased Premises without the Landlord's advance written consent* in each and every


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instance. In the event Tenant desires to make any alterations, improvements or additions, Tenant shall first submit to Landlord plans and specifications therefor. Landlord shall have the option of either hiring a contractor to perform the work or approving in advance the contractor Tenant proposes to hire. If Landlord elects to hire the contractor, Landlord shall: (i) obtain a bid from a contractor selected by Landlord to perform the work specified in the plans and specifications; (ii) present the contractor's bid or contract price to Tenant for Tenant's approval, and (iii) require Tenant to supply a deposit covering all or part of the contractor's bid or contract price. If Landlord elects to approve the contractor selected by Tenant, Tenant shall: (i) obtain the contractor's written agreement to not deviate from the plans and specifications without Landlord's written consent; (ii) obtain the contractor's written agreement that it must look only to the Tenant for the payment of any charge for such work and that the contractor has included a provision to that effect in each subcontract and material contract for such work to be performed; and (iii) at Landlord's election, obtain and record a payment bond pursuant to A.R.S. section 33-1003 or any successor statute. All alterations, improvements or additions shall become Landlord's property and shall remain upon the Leased Premises at the termination of this Lease without compensation to Tenant;

     * Such consent shall not be unreasonably withheld

8. LIENS

     Tenant shall keep the Leased Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days after receiving notice of the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including without limitation costs of suit and attorney's fees shall be considered additional rent and shall be payable by Tenant on demand with interest at the rate of ten percent (10%) per year.

9. USE OF PREMISES

     The Leased Premises are to be used for the sole purpose of business and sales offices of Integrated Information Systems and no other use. Tenant agrees that it will use the Leased Premises in such manner as not to injure, annoy, or interfere with other tenants in the Building or use or allow the Leased Premises to be used for any unlawful, or other purpose. Tenant agrees to comply with all applicable laws, ordinances and regulations and private covenants, conditions and restrictions now or hereafter in force in connection with its use of the Leased Premises, including, without limitation, the Americans with Disabilities Act. Tenant shall not commit nor suffer the commission of any waste, overload any floor


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     beneath the Leased Premises beyond the load limit established by Landlord, or knowingly permit any explosives to enter the Building. Tenant shall not do or permit anything to be done on or about the Leased Premises or bring or keep anything therein which will in any way increase the fire insurance premium or other insurance premium upon The Building.

10.  LANDLORD SERVICES

     Landlord agrees to furnish to the Leased Premises subject to the Standards for Utilities and Services attached hereto as Exhibit "C" and by this reference made a part hereof, water, electricity, heating, and air conditioning suitable for the specified use and occupation of the Leased Premises, janitorial service, and elevator service. Tenant agrees to abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the heating, ventilating, and air conditioning system. Landlord may make, modify or enforce the Standards for Utilities and Services at any time provided that such failure does not exceed five (5) days. Landlord shall have no liability, and Tenant shall not be entitled to any abatement or reduction of rental, by reason of Landlord's failure to furnish any services when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disturbances or labor disputes, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

11.  RULES AND REGULATIONS

     Tenant agrees to abide by all rules and regulations of this Building imposed by Landlord, a copy of which are attached hereto as Exhibit "D" and by this reference made a part hereof. These regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Leased Premises and the Building, and as may be necessary for the proper enjoyment of the Building by all tenants and their clients, customers and employees. The rules and regulations may be changed by the Landlord from time to time, and shall become effective after reasonable notice to Tenant. Failure of Tenant to comply with the Building Rules and Regulations shall constitute a default under this Lease.

12.  TAXES

     Tenant shall, in addition to and at the same time as the payment of the Base Monthly Rent under this Lease, pay to Landlord the amount of any rental, or sales, tax (but excepting Landlord's income tax) now or hereafter imposed by any taxing authority upon Landlord or upon Landlord's receipt of the Base Monthly Rent and all other amounts payable by Tenant pursuant to the terms of this Lease.

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14.  UNTENANTABILITY

     If the Leased Premises are made untenantable in whole or in part by fire or other casualty, the Base Monthly Rent, until repairs shall be made or the Lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Leased Premises which is usable by the Tenant, if, but only if, such fire or other casualty was not caused by the fault or negligence of the Tenant, its contractors, agents, or employees. If such damage shall be so extensive that the Leased Premises cannot, in Landlord's opinion, be restored to tenantability by the Landlord within a period of sixty (60) days, either party shall have the right to cancel this Lease by notice to the other given at any time within sixty (60) days after the date of such damage; except that if such fire or casualty resulted from the Tenants' fault or negligence, the Tenant shall have no right to cancel. If a portion of the Building other than the Leased Premises shall be so damaged that in the opinion of the Landlord the Building should be restored in such a way as to alter the Leased Premises materially, the Landlord may cancel this Lease by notice to the Tenant given at any time within sixty (60) days after the date of such damage. If more than twenty-five percent (25%) of the Building is made untenantable by fire or other casualty (regardless of whether the Leased Premises are untenantable), Landlord may terminate this Lease by written notice to Tenant within one hundred twenty (120) days after the date of such casualty. In the event of giving effective notice pursuant to this Section, this Lease and the term and the estate hereby granted shall expire on the date fifteen
(15) days after the giving of such notice as fully and completely as if such date were the date hereinafter set for the expiration of the term of this Lease. In the event neither Landlord nor Tenant cancels the Lease, within sixty
(60) days and Landlord wishes to effect such restoration, the Landlord shall, promptly after adjustment of any relevant insurance claims, commence such restoration at Landlord's expense. In no event shall Landlord be required to expend funds in excess of its insurance recovery on such restoration.

15.  EMINENT DOMAIN

     In the event any portion of the Leased Premises, the Building, the Parking Garage, or the Site is taken under eminent domain proceeding, Tenant shall have no right, title or interest to any award for such taking, except for fixtures and improvements installed by Tenant, if any.

16.  ASSIGNMENT AND SUBLEASE

     Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease, or sublet the Leased Premises or any part thereof,

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without the prior written consent of Landlord in each instance. Landlord's consent to an assignment or sublease shall not be withheld, provided the proposed assignee or sublessee is reasonably satisfactory to Landlord as to credit and character and will occupy the Leased Premises for office purposes consistent with Article 9 of this Lease and Landlord's commitments to other tenants. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 16 shall be void and shall be a material default of this Lease by Tenant. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder, whether or not then accrued. The Landlord reserves the right, should the Tenant request such assignment or subletting, to release the Tenant from the terms and provisions of this Lease and the Landlord shall have thirty (30) days to make such determination. Should the Landlord exercise this right, then the Lease shall terminate as of the date notice is given to Tenant.

     Tenant shall make no profit on a sublease or assignment of this Lease and any increase in rent, bonus or other fee charged or received, which is higher than, or in addition to, the Monthly Base Rent and other sums due under this Lease shall be paid to Landlord.

17.  ACCESS

     Landlord and its agents shall have the right to enter the Leased Premises at all reasonable times and provided that such entry does not unreasonably interfere with Tenant's business for the purpose of examining or inspecting the same, showing the same to prospective purchasers or tenants of the Building, and as necessary to perform Landlord's obligations under this Lease. Landlord may erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Leased Premises where reasonably required by the character of the work performed, provided that the business of Tenant shall not be unreasonably interfered with. If Tenant shall not personally be present to open and permit an entry into the Leased Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or, in emergencies, may enter forcibly, without liability to Tenant.

18.  SUBORDINATION AND ATTORNMENT

     (a) This Lease is automatically junior, subject and subordinate to all ground leases, mortgages, deeds of trust and other security instruments of any kind now or hereafter covering the Site, the Building, the Parking Garage and/or the Leased Premises or any portion thereof or interest therein. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease as may be requested by Landlord. If any mortgage, trustee, or ground lessor shall elect to have this Lease prior to the lien of a mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether



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this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) In the event of the enforcement by any mortgagee, trustee under any deed of trust or holder of any other security instrument of the remedies provided for by law or by such mortgage, deed of trust or other security instrument, Tenant will, if requested by such mortgagee, trustee, or beneficiary or by any person succeeding to the interest of Landlord as the result of said enforcement, automatically become the tenant of any such successor in interest, without any change in the terms or other provisions of this Lease. Upon request by said successor in interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment. Nothing herein shall be construed as a subordination of, or agreement to subordinate, the lien and charge of any mortgage, deed of trust or other security instrument to the rights or leasehold estates of the Tenant under this Lease.

19.  SALE

     This Lease shall not be affected by any sale or conveyance by Landlord of the Building containing the Leased Premises. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser of the Building and deliver to the purchaser an offset statement and an estoppel certificate in such form as Landlord may request. If any security deposit has been made by Tenant, Landlord may transfer such security deposit to the purchaser, and thereupon Landlord shall be discharged from any further liability in reference thereto.

20.  INDEMNIFICATION OF LANDLORD

     (a) Tenant shall hold Landlord harmless from, indemnify and defend Landlord against any and all claims for liability for any injury (including death) or damage to any person or property whatsoever (i) occurring in, or on the Leased Premises or any part thereof, or (ii) occurring in or about the Building when such injury or damage has been caused solely the act, neglect, fault or omission of Tenant, its agents, servants, or employees, and from all costs, attorneys' fees, expenses and liabilities incurred as a result of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense. Tenant, as a material part of the consideration to Landlord,



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hereby assumes all risk of damage to property or injury to persons (including death), in, upon or about the Leased Premises from any cause which does not result from the gross negligence or willful misconduct of Landlord and Tenant hereby waives all claims in respect thereof against Landlord.

     (b) Landlord or anyone authorized to act for Landlord shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, except for the injury or damage caused by the negligence or willful misconduct of Landlord's agents, employees, invitees, or customers. Tenant shall give prompt notice to Landlord of any fire, accident or defect discovered within the Leased Premises or the Building.

     (c) The provisions of this Section 20 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

21.  TENANTS INSURANCE, WAIVER OF SUBROGATION

     (a) Tenant agrees to carry at its own expense throughout the term of the Lease, commercial general liability insurance insuring Tenant and Landlord, as an additional insured, against all claims, demands, or actions arising out of, or in connection with, Tenant's use or occupancy of the Leased Premises or by the condition of Leased Premises. Such insurance shall have a combined single limit of liability of $2,000,000.00 for bodily injury or death and property damage. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Said insurance shall be primary and not contributing with any insurance maintained by Landlord and shall include lessor's protective liability coverage and shall also include contractual liability coverage covering all indemnification obligations of Tenant under this Lease. Tenant shall deliver a Certificate of Insurance, in form reasonably acceptable to Landlord, to Landlord prior to the date of occupancy of the Leased Premises evidencing said insurance policy and stating that the insurer agrees to give no less than thirty (30) days prior written notice to Landlord in the event of modification or cancellation thereof.

     (b) Tenant shall be responsible for its own personal property insurance.

     (c) Landlord and Tenant each hereby release the other from any and all liability or responsibility for any direct or consequential loss, injury or damage to the Leased Premises, or its contents, caused by fire or any other casualty, during the term of this Lease, even if such fire or other casualty may have been caused by the negligence (but not the willful act) of the other party or one for whom such party may be responsible. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other


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
person), each party hereto agrees if required by said policies to give each insurance company which has issued to it fire and other property insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers.

22.  ATTORNEY'S FEES

     In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

23.  WAIVER

     No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Leased Premises.

24.  NOTICES

     All notices, demands or other communications in this Lease provided to be given, made or sent by either party hereto to the other shall be deemed to have been duly given, made or sent when made in writing and deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows:

          To Landlord:  AmberJack, Ltd.
                        1620 W. Fountainhead Parkway #250
                        Tempe, AZ 85282

          To Tenant:    Integrated Information Systems, Inc.
                        1560 W. Fountainhead Parkway #200
                        Tempe, AZ 85282
                        Attn: Legal Department

     The address to which any notice, demand or other writing may be given, made or sent to either party may be changed by written notice given by such party as above-provided.

25.  INSOLVENCY OR BANKRUPTCY

     The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, or if any guarantor of this Lease dies, revokes, or otherwise terminates, or purports to revoke or otherwise terminate (by operation of law or otherwise) any guaranty of all or any portion of Tenant's obligation under this Lease, shall at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event, or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceedings.

26.  DEFAULT

     (a) In the event Tenant fails to pay any rental due hereunder or fails to keep and perform any of the other material terms or conditions hereof, or otherwise breaches this Lease or defaults hereunder, time being of the essence, or in the event of the taking by execution or judgment or other process of law of all or any part of the Tenant's interest in this Lease, then ten (10) days after receipt of written notice of default from Landlord, Landlord may, if such default has not been corrected, resort to any and all legal remedies or combination of remedies which Landlord may desire to assert including, but not limited to one or more of the following: (1) lock the doors of the Leased Premises and exclude Tenant therefrom; (3) enter the Leased Premises and remove all persons and property therefrom; (4) declare this Lease at an end and terminated; (5) sue for the rent due and to become due under this Lease; (6) sue for any damages sustained by Landlord; and (7) continue this Lease in effect and relet the Leased Premises on such terms and conditions as Landlord may deem advisable with Tenant remaining liable for the Base Monthly Rent and other sums due hereunder plus the reasonable cost of obtaining possession of the Leased Premises and of any repairs and alterations necessary to prepare the Leased Premises for reletting, and the cost of reletting. No action of Landlord shall be construed as an election to terminate this Lease unless written notice of such intention be given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the Monthly Base Rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Lease. Notwithstanding the foregoing to the contrary, the abandonment of the Leased

Premises by Tenant shall be an incurable default hereunder, entitling Landlord to immediately resort to the remedies described above.

     (b) If Landlord shall default in performing its obligations under this Lease, Tenant shall give Landlord written notice of the deficiency, and Landlord shall have ten (10) days after receipt of such notice to correct the same; provided, however, that if the nature of Landlord's obligation is such that more than ten (10) days are required for performance, then Landlord shall not be in breach if Landlord commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's breach, and Tenant's remedies shall be limited to damages and/or an injunction.

     (c) Tenant shall look solely to the equity of Landlord in the Building, and the rents, issues and profits derived therefrom, and to no other assets of Landlord, for the satisfaction of the remedies of Tenant in the event of a breach by Landlord. Tenant will not seek recourse against the individual shareholders, directors, officers, employees or agents of Landlord or against the individual members or managers of Landlord's manager or any successors in interest or any of their personal assets for such satisfaction. It is mutually agreed that this clause is and shall be considered an integral part of this Lease.

27.  INTEREST ON TENANT'S OBLIGATIONS AND LATE CHARGES

     (a) Any amount due from Tenant to Landlord which is not paid when due shall bear interest of ten percent (10%) per annum until paid, but the payment of such interest shall not excuse nor cure the default.

     (b) Tenant acknowledges that late payment of the Base Monthly Rent or any other sum required by this Lease to be paid by Tenant to Landlord will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if any payment due from Tenant is not received by Landlord within five (5) calendar days after its due date, Tenant shall pay to Landlord an additional sum of three hundred dollars ($300) as a late charge. In addition to the above-described late charge, Tenant shall pay to Landlord fifty dollars ($50) for processing and accounting costs together with interest on such amount at the rate specified above for each occasion that a rental check presented to Landlord by Tenant is returned by Tenant's bank for insufficient funds or for any other reason.

28.  HOLDING OVER

     No holding over by Tenant after the term of this Lease shall operate to extend the Lease. In the event of any unauthorized holding over, such occupancy shall be a tenancy at sufferance and Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises covered hereby effective upon the termination of this Lease. During any such tenancy at sufferance, Tenant shall pay a Base Monthly Rent equal to 150% of the most recent Base

Monthly Rent then in effect plus all other charges payable hereunder. Such tenancy shall otherwise be upon all the terms hereof applicable to such a tenancy at sufferance.

29.  TIME

     Time is of the essence of this Lease in each and all of its provisions.

30.  BROKERS

     Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease, excepting only Bill Blake; Lee & Associates and any broker or agent that Landlord may have employed. If but only if this Lease is fully executed and Tenant actually takes possession of the Leased Premises, Landlord shall pay to such brokers or agents a commission set forth in a separate agreement between Landlord and such brokers or agents. Except for such brokers or agents, Tenant knows of no other real estate broker or agent which is or may be entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold harmless Landlord from any claims for commission by brokers or agents not mentioned in this paragraph.

31.  RECORDATION

     Tenant shall not record this Lease or a short form memorandum thereof without the prior written consent of Landlord.

32.  BUILDING NAME

     Tenant shall not use the name of the Building or the development in which the Building is situated for any purpose other than the address of the business to be conducted by Tenant in the Leased Premises.

33.  SIGNS

     (a) Landlord shall have the sole and absolute discretion over all matters relating to on-premise signs relating to the Building and other Tenant identification signs and facilities which are intended to be seen by the public from roads, sidewalks, pedestrian areas and adjoining structures in the vicinity of the Building.

     (b)  See Addendum

34.  CHOICE OF LAW

     This Lease shall be governed by the Laws of the State of Arizona.

35.  ESTOPPEL CERTIFICATE OR THREE-PARTY AGREEMENT

     At Landlord's request, Tenant will in addition to any other statements or certificates required to be executed by Tenant, execute and deliver within ten
(10)
working days, an estoppel certificate and/or three-party agreement among Landlord, Tenant and any third party dealing with Landlord certifying as to such facts (if true) and agreeing to such notice provisions and other matters as such third party may reasonably require in connection with the business dealings of Landlord and such third party.

36.  ADDITIONAL CONSTRUCTION

     Tenant acknowledges that buildings other than the Building may be constructed within the project of which the Building is a part, and, in connection with such construction, Tenant shall permit Landlord and/or any owner of the land upon which such additional buildings are being constructed,to enter the Leased Premises to erect scaffolding and/or protective barriers around the Leased Premises (but not so as to preclude entry thereto) and to do any act or thing necessary for the safety or preservation of the Building. Landlord shall not be liable in any such case for any inconvenience, disturbance, loss of business or any other annoyance arising from any such construction, but Landlord shall use its reasonable efforts to see that Landlord or any adjoining owner will conduct such construction as consistently as possible with accepted construction practices, so as to minimize inconvenience, annoyance and disturbance to Tenant.

37.  DEFINED TERMS AND MARGINAL HEADINGS

     The words "Landlord" and Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

38.  TENANT'S RESPONSIBILITY REGARDING HAZARDOUS SUBSTANCES

     (a) Hazardous Substances. The term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

     (b)  Tenant's Restrictions. Tenant shall not cause or permit to occur:

          (i) Any violation of any federal, state or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Leased Premises, or arising from Tenant's use or occupancy of the Leased Premises, including, but not limited to, soil and ground water conditions; or

          (ii) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substance, except as specifically disclosed in this Lease.

(c)       Environmental Clean-Up

          (i) Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws").

          (ii) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

          (iii) Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Leased Premises, or which arises at any time from Tenant's use or occupancy of the Leased Premises, the Building, the Parking Garage, or the Site, then Tenant shall, at Tenant's own expense, prepare and submit the required plans, which shall be subject to Landlord's prior approval, and all related bonds and other financial assurances; and Tenant shall carry out all such clean-up plans.

          (iv) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Paragraph (c) within reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Leased Premises and Tenant's use thereof, and for compliance therewith, The Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Paragraph (c).

          (v) Tenant's obligations and liabilities under this Paragraph (c) shall survive the expiration of this Lease.

(d)       Tenant's Indemnity.

          (i) Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the Building, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances which arises at any time from Tenant's use or occupancy of the Leased Premises, the Building, the Parking Garage, or the Site or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

          (ii) Tenant's obligations and liabilities under this Paragraph (d) shall survive the expiration of this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

TENANT:                                    LANDLORD:

Integrated Information Systems, Inc.       Marathon Management and Development,
                                           L.L.C., Managers for AmberJack, Ltd.


By /s/ Jim Garvey                          By /s/ illegible
   _________________________________          __________________________________

Its President & CEO                        Its CEO
   _________________________________          __________________________________

By                                         By /s/ illegible
   _________________________________          __________________________________

Its                                        Its President
   _________________________________          __________________________________

                                 LEASE ADDENDUM

     This Addendum is attached to and forms part of the Lease Agreement between AmberJack, Ltd., Landlord, and Integrated Information Systems, Tenant for the Leased Premises located at 2625 South Plaza Drive, Suite 110, Tempe, Az 85282.

     In the event of a conflict between the terms of the Lease and the terms of the Addendum, the terms of the Addendum shall prevail.

3.   Operating Expenses

     Section 4 (b)(ii)(I) Operating Expense Items A, and E are subject to a maximum year to year increase of five percent (5%).

5.   Security Deposit

     (b) Provided Tenant is not in default of the Lease, Landlord shall reduce the security deposit to $83,333.00 the beginning of the 13th month of occupancy and to $41,667.00 at the beginning of the 25th month of occupancy. Landlord shall return the remaining $41,667.00 of the security deposit to Tenant at the beginning of the 37th month of occupancy.

     Time, in months, shall be measured from the commencement date of the Lease.

7.   Improvements and Alterations

     (a) Landlord shall provide and perform interior improvements per Tenant approved space plan, and in accordance with Building Standard Interior Improvements Specifications (attached as Exhibit "E").

     Landlord's maximum contribution to the construction of interior improvements shall be twenty five & no/100 dollars ($25.00) per rentable square foot of Leased Premises.

     All costs of construction, including architectural and engineering fees, (excluding space planning costs), City of Tempe plan check and building permit fees, and construction sales tax shall be paid out of this Landlord construction fund.

     Landlord will allow Tenant to utilize a maximum of $2.00 per rentable square foot of this allowance for costs associated with cabling and furniture relocation.

     All construction costs in excess of the Landlord's maximum contribution shall be paid by the Tenant to the Landlord prior to the commencement of the Lease.

     None of the Landlord's construction funds shall be used for furnishings, artwork, trade fixtures, freestanding appliances, or any type of personal property.

     Unused construction funds, if any, shall be applied to Tenant's base monthly rent obligation.

     Tenant and Landlord shall competitively bid the tenant improvements to the following named general contractors, and also agree that participating contractors, subcontractors, and suppliers will be qualified and insured to Landlord's satisfaction. Jokake Construction and Apollo General will bid on the tenant improvements. Landlord will enter into a contract with the successful contractor to complete the tenant improvements.

33.  Signs

     (b) Landlord shall, at Landlord's expense, maintain a Building directory, and shall furnish Tenant with space on the directory for the identification of the Tenant. Tenant shall also be permitted to maintain a sign over its reception desk within the Leased Premises.

39.  Lease Term Extension

     Provided Tenant is not in default under the terms and conditions of the Lease, Tenant may negotiate an extension of the Lease for five (5) additional years. The rental rate and other material terms and conditions are subject to renegotiations under the then prevailing market.

     Tenant shall notify Landlord in writing, not more than six (6) months nor less than four (4) months prior to the lease expiration of its desire to extend the Lease.

     If Landlord and Tenant are unable to agree on the final lease extension rental rate, or other material terms and conditions of the lease extension, then the Lease shall terminate as scheduled, and Tenant shall have no further right to the Leased Premises.

40.  Right to Examine

     At any time during the Term and within nine (9) months after the expiration of the Term, upon (5) days prior written notice and during normal business hours at Landlord's office or such other place as Landlord shall reasonably designate, Tenant shall be entitled to inspect and examine those books and records of Landlord relating to the determination of any item of Additional Rent paid in any calendar year of the Term. If Landlord and Tenant agree that the examination discloses that an item of Additional Rent billed to Tenant was incorrect the appropriate party shall pay the other party the deficiency or overpayment, as applicable. All costs and expenses of the examination shall be paid for by the Tenant.

     41.  Telecommunications Link

          The Landlord understands that IIS needs telecommunications services between their existing suite at 1501 W. Fountainhead Parkway and the leased premises located at 2625 S. Plaza Drive. In order to accommodate this need the Landlord shall allow for the construction of new telecommunications facilities (i.e. underground cabling and equipment in tenant's telecommunications rooms), between 1501 W. Fountainhead Parkway and 2625 S. Plaza Drive. The cost for the above construction shall be paid by the approved telecommunications vendor or IIS. The Landlord shall not be responsible for any installation costs.

          In the event that the Landlord's telecommunications vendor is unable to fulfill IIS's need for telecommunications services between the two buildings the Landlord shall allow the Tenant's vendor to utilize existing conduit and/or perform necessary construction between the buildings in order to allow IIS to install the telecommunications facilities. The cost for the above construction shall be paid by IIS.

          All vendors and all proposed construction must be approved by the Landlord prior to the start of any construction.

          It is understood and agreed to that the Landlord is making no representations or warranties regarding the condition of the existing underground conduit(s) or that the same are suitable for the Tenant's desired or intended use.

          It is further understood and agreed to that, except for the gross negligence or willful misconduct of the Landlord or its agents or employee, the Landlord shall not be responsible or liable to the Tenant for the care, maintenance, or upkeep of the system, nor shall Landlord be held responsible or liable for any damage to the system, wear and tear of the system, or failure of the system.

     42.  Space Planning

          Landlord shall provide a space planning allowance of $.10 per rentable square foot, payable to Tenant's design services firm.

     43. Right of First Refusal on Leased Premises Located at 2400 South MicroAge Way

          Provided Tenant is not in default under the terms and conditions of the Lease Agreement, Tenant shall have the Right of First Refusal to lease up to 34,678 rentable square feet of space located at 2400 South MicroAge Way, Tempe, AZ. Upon receipt in writing from Landlord of a copy of a bona fide offer from a third party, or existing tenant of the Premises, on the refusal space, Tenant shall have ten (10) days in which to notify Landlord, in writing, of its election to lease the space upon the same terms and conditions and those contained within the third party or existing tenant offer. Tenant's failure to notify Landlord within the above described time frame will be deemed to be a waiver of this Right of First Refusal.












   TENANT                                 LANDLORD

   Integrated Information Systems, Inc.   Marathon Management & Development, LLC
                                          Managers for AmberJack, Ltd.

   By: /s/ Jim Garvey                     By: /s/ Illegible

   Its: President & CEO                   Its: C.E.O

   Date: 9/1/99                           Date: 9/7/99